UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

TERRAFORM POWER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-36542 (Commission File Number)	46-4780940 (I.R.S. Employer Identification Number)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland, 20814 (Address of principal executive offices) (Zip Code)

(240) 762-7700 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Francisco “Pancho” Perez Gundin, Executive Vice President and Chief Operating Officer of TerraForm Power, Inc.
SunEdison, Inc. (“SunEdison”) has advised TerraForm Power, Inc. (the “Company”) that, effective January 14, 2016, Mr. Francisco “Pancho” Perez Gundin is no longer available to serve as the Executive Vice President and Chief Operating Officer of the Company pursuant to the management services agreement among the Company, certain of its affiliates and SunEdison, and he therefore no longer serves as an officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2016	TERRAFORM POWER, INC.

By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel & Secretary